SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):         November 4, 2003


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is included herein:

Exhibit 99.1   Press Release dated November 4, 2003
               "Symbol Technologies Reports Unaudited
                Results for 2003's Third Quarter"

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The registrant is furnishing herewith its Press Release dated
November 4, 2003 reporting unaudited results for the third quarter of fiscal year 2003.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: November 4, 2003      By:                        ____
                                Name:  Mark T. Greenquist
                                Title: Senior Vice President
                                       and Chief Financial
                                       Officer









                          EXHIBIT INDEX

Exhibit          Description

Exhibit 99.1     Press Release dated November 4, 2003
                 "Symbol Technologies Reports Unaudited
                  Results for 2003's Third Quarter"









                          EXHIBIT 99.1
                 SYMBOL TECHNOLOGIES REPORTS
             UNAUDITED RESULTS FOR 2003'S THIRD QUARTER
   Third-Quarter Revenue Was $382 Million With EPS of $0.05
     HOLTSVILLE, N.Y., Nov. 4, 2003 - Symbol Technologies, Inc. (NYSE:SBL) today reported unaudited results for the third quarter of 2003. While the results reported today are unaudited, Symbol believes that these results accurately reflect, in all material respects, the results that will be reported in the Company's Quarterly Report filed on Form 10-Q for the third quarter of 2003. However, until the document is filed with the Securities and Exchange Commission, these results are subject to change.
     Revenue for the third quarter ended September 30, 2003, was $382 million, up slightly compared with the restated third-quarter 2002 revenue of $380 million, and a 2 percent increase over second-quarter 2003 revenue of $375 million. Product revenue of $313 million represented a quarter-to-quarter improvement of 8 percent from $289 million in 2003's second quarter and a year-over-year increase of 3 percent; service revenue of $69 million showed a quarter-to-quarter decline of 20 percent from $86 million and a year-over-year decrease of 10 percent. Third-quarter 2003 gross margin was $169 million, or 44.1 percent, an increase of $15 million or three percentage points from second-quarter 2003 gross margin of $154 million or 41.1 percent.
     Operating expense in the third quarter, excluding approximately $8 million associated with an accounting charge related to a change in the Company's stock option plans resulting from its late filings with the SEC, was $140 million, down $6 million from the second quarter's $146 million. Included in third-quarter operating expense was $11 million in costs related to restatement activities, primarily fees for professional services. Net earnings in the period improved to $12 million from second quarter's $9 million, representing per share earnings improvement to $0.05 in the third quarter compared to $0.04 per share in the second quarter.
     "We are pleased with the third-quarter financial results because they not only demonstrate that Symbol's fundamental business is on track but also that the operational improvement efforts of the last several quarters are beginning to have positive impact. We're holding the line in managing operational expenses while the pace of business is accelerating, faster than might be apparent because of the restatement's impact on the prior year's results," William Nuti, Symbol president and chief operating officer, said. "Symbol's new leadership team is implementing a streamlined and focused management system that will carry the Company forward as the leader in enterprise mobility solutions."
     Richard Bravman, Symbol chief executive officer, said, "Symbol's financial performance has improved over the last several quarters, and we further strengthened the balance sheet, increasing cash balances to approximately $121 million, improving working capital management and reducing short-term bank debt to zero. In addition the underlying improvements we saw on the income statement are even more notable given that the expenses related to restatement activities and the accounting charge related to stock options caused a drag of approximately $0.06 on EPS in the quarter. We believe that Symbol is on a sound business foundation in the short term with the ability to scale for future growth."
The previously reported investigations by the SEC and the U.S. Attorney's office are ongoing. Symbol has not filed its Annual Report filed on Form 10-K for the year ended December 31, 2002, with the SEC, and is working to finalize the audit for 2002. The Company also intends to file its Form 10-Q for the first, second and third quarters of 2003 after the Form 10-K for 2002 has been finalized. The Company currently cannot provide a timetable for those filings, and until the documents are filed with the Securities and Exchange Commission the results are subject to change.
Teleconference and Web Presentation Details
     Those interested in participating in the call, scheduled to begin at 5 pm ET November 4, 2003, should dial 719-457-2617 at least 10 minutes prior to commencement of the call, which also will be available as an audio web cast via the Symbol Web site, www.symbol.com/investors. A telephonic replay will be available beginning at noon ET November 5 through November 13, 2003, on a 24-hour non-stop basis. The dial-in number to access this replay is: 719-457-0820 - Access Code: 181509.
     In addition to the teleconference, the company will host a simultaneous web cast presentation via WebEx, an online PowerPoint document sharing Web site. Those interested in joining the WebEx event should visit www.symbol.com/investors at least 10 minutes prior to the start of the teleconference. Clicking on the "WebEx icon" link will take you directly to the event homepage. Please be advised that WebEx permits you to enroll prior to the conference, but this is not mandatory for participation. This is an unrestricted Web site and an access code is not required. A synchronized WebEx and audio replay will be available on the Symbol investor homepage beginning at noon ET November 5 through November 13, 2003, on a 24-hour non-stop basis.
     A copy of the press release will be posted to the Symbol Web site upon its release, and the presentation will be posted in PDF format on the Company's investor homepage (www.symbol.com/investors) immediately prior to the call. Forward-Looking Statements
     Statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company's filings with the Securities and Exchange Commission.
About Symbol Technologies, Inc.

     Symbol Technologies, Inc. delivers enterprise mobility solutions that enable anywhere, anytime data and voice communication designed to increase productivity, reduce costs and realize competitive advantage. Symbol systems and services integrate ruggedized mobile computing, advanced data capture, wireless networking and mobility software for the world's leading retailers, transportation and logistics companies, manufacturers, government agencies and providers of healthcare, hospitality and security. More information is available at www.symbol.com.

For media information:              For financial information:
Patricia Hall                       Nancy Tully
Symbol Technologies, Inc.           Symbol Technologies, Inc.
631-738-5636                        631-738-5050